UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 10, 2018

 (Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1505 Adams Drive, Suite D Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650)  889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c) and (e)

Effective October 10, 2018, Anja Krammer, President of BioPharmX Corporation (the “Company”), was terminated by the Company without Cause (as defined in the Employment Agreement between Anja Krammer and the Company, dated as of April 20, 2017 (the “Employment Agreement”)). A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Pursuant to the Employment Agreement, Ms. Krammer is entitled to severance payments and benefits provided for under her employment agreement, including (1) continuation of her current salary for nine months from October 10, 2018, payable in lump sum, (2) premium payments for continuing COBRA coverage for the same period or until Ms. Krammer is covered under the health plan of another employer and (3) acceleration of all time-based equity awards with respect to those shares which would have vested as of the nine month anniversary of October 10, 2018.

Effective October 10, 2018, the Company’s Board of Directors (the “Board”) appointed David S. Tierney, M.D., the Company’s Chief Executive Officer and a member of the Board, to serve as the Company’s President, Principal Executive Officer and Principal Financial Officer.  Dr. Tierney, age 55, has served as Chief Executive Officer and as a member of the Board since September 2018. From January 2014 to March 2018, Dr. Tierney served as President and Chief Executive Officer of Icon Bioscience, Inc., a specialty biopharmaceutical company that was acquired by EyePoint Pharmaceuticals, Inc. in March 2018.  Dr. Tierney received his medical degree from the Royal College of Surgeons in Dublin, Ireland and was subsequently trained in internal medicine. There are no family relationships between Dr. Tierney and any previous or current officers or directors of the Company, and there are no related party transactions reportable under Item 404(a) of Regulation S-K.

In addition, the Board appointed Joyce Goto, age 45, the Company’s Vice President and Controller, to serve as the Principal Accounting Officer, effective October 10, 2018.  Ms. Goto has served as the Company’s Vice President and Controller since April 2015.  There are no family relationships between Ms. Goto and any previous or current officers or directors of the Company, and there are no related party transactions reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description

99.1	Press release issued by BioPharmX Corporation dated October 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: October 11, 2018	By:	/s/ David Tierney
		Name:	David Tierney
		Title:	Chief Executive Officer